Pursuant to Rule 497(e) Registration Statement No. 33-56770
                  Supplement to Prospectus Dated May 1, 1997

                          Supplement Dated May 1, 1997

                    This Supplement is to be placed immediately preceding the Table of Contents of the Prospectus.


The Prospectus to which this supplement is added noted in the sections entitled "Sales Charge" and "Death Benefit" that any sales charge and the specified rate at which the minimum death benefit increases are specified immediately preceding the Table of Contents. This Supplement provides such information for the type of Annuity being offered to you, as follows:

         There is no sales charge.

The specified rate at which the minimum death benefit increases is 3% per year, compounded yearly. Additional details are provided in the section entitled "Death Benefit".
AC-NSL-SUPP (5/97)